UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                        Date of Report: January 29, 2004


                                 SUN & SURF INC.
             (Exact name of registrant as specified in its charter)



           New York                  000-33515                  11-3619828
           --------                  ---------                  ----------
(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)               File Number)             Identification No.)



               8540 Ashwood Drive, Capitol Heights, Maryland 20743 (Address of Principal Executive Offices) (Zip Code)

                                 (301) 324-4992
              (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         Sun & Surf Inc. (the "Company") has changed the date of its 2004 Annual Meeting of Shareholders (the "Meeting"), as set forth in its preliminary proxy statement as filed with the Securities and Exchange Commission on December 22, 2003, from February 10, 2004 to February 17, 2004, subject to the filing of definitive proxy solicitation materials. The Meeting will be held at the Company's office in Capitol Heights, Maryland at 2:00 p.m. The record date of December 19, 2003 did not change.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SUN & SURF INC.



                                                 BY: /s/ Clifford Pope
                                                    ----------------------------
                                                    Clifford Pope, its President


DATED:  January 30, 2004